Exhibit 99.1   NEWS RELEASE

As previously announced, TDS will hold a teleconference on May 6, 2022, at 9:00 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.
 FOR IMMEDIATE RELEASE
TDS reports first quarter 2022 results
2022 guidance reaffirmed

CHICAGO (May 5, 2022) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,315 million for the first quarter of 2022, versus $1,318 million for the same period one year ago. Net income attributable to TDS common shareholders and related diluted earnings per share were $44 million and $0.37, respectively, for the first quarter of 2022 compared to $57 million and $0.48, respectively, in the same period one year ago.
"The TDS Family of Companies is making meaningful progress on our strategic priorities," said LeRoy T. Carlson, Jr., TDS President and CEO. “UScellular is continuing to make improvements in its high-performing network and TDS Telecom is seeing good and increasing success in its fiber expansion program.

"UScellular’s first quarter results delivered growth in retail service revenue, driven by the positive impact of higher ARPU. We continue to focus on growth areas of the business, including prepaid, business and government, and fixed wireless. Fixed wireless gross additions increased year-over-year, and momentum continues to build in our tower business, which produced double-digit revenue growth for the first quarter.

"TDS Telecom increased residential broadband connections, which contributed to strong residential broadband revenue growth in the quarter. TDS Telecom announced new fiber-to-the-home expansion markets in Montana and Wisconsin, as it continues to deploy fiber outside as well as inside of our traditional markets.”

2022 Estimated Results

TDS’ current estimates of full-year 2022 results for UScellular and TDS Telecom are shown below. Such estimates represent management’s view as of May 5, 2022 and should not be assumed to be current as of any future date. TDS undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise. There can be no assurance that final results will not differ materially from estimated results.

2022 Estimated Results

UScellular	Previous	Current
(Dollars in millions)
Service revenues	$3,100-$3,200	Unchanged
Adjusted OIBDA[1]	$750-$900	Unchanged
Adjusted EBITDA[1]	$925-$1,075	Unchanged
Capital expenditures	$700-$800	Unchanged

TDS Telecom	Previous	Current
(Dollars in millions)
Total operating revenues	$1,010-$1,040	Unchanged
Adjusted OIBDA[1]	$260-$290	Unchanged
Adjusted EBITDA[1]	$260-$290	Unchanged
Capital expenditures	$500-$550	Unchanged

The following tables reconcile EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income before income taxes. In providing 2022 estimated results, TDS has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	2022 Estimated Results
	UScellular	TDS Telecom
(Dollars in millions)
Net income (GAAP)	N/A	N/A
Add back:
Income tax expense	N/A	N/A
Income before income taxes (GAAP)	$65-$215	$40-$70
Add back:
Interest expense	135	—
Depreciation, amortization and accretion expense	710	220
EBITDA (Non-GAAP)[1]	$910-$1,060	$260-$290
Add back or deduct:
(Gain) loss on asset disposals, net	15	—
Adjusted EBITDA (Non-GAAP)[1]	$925-$1,075	$260-$290
Deduct:
Equity in earnings of unconsolidated entities	170	—
Interest and dividend income	5	—
Adjusted OIBDA (Non-GAAP)[1]	$750-$900	$260-$290

	Actual Results
	Three Months Ended March 31, 2022		Year Ended December 31, 2021
	UScellular	TDS Telecom	UScellular	TDS Telecom
(Dollars in millions)
Net income (GAAP)	$52	$23	$160	$90
Add back:
Income tax expense	32	8	20	24
Income before income taxes (GAAP)	$84	$31	$180	$114
Add back:
Interest expense	33	(2)	175	(5)
Depreciation, amortization and accretion expense	171	54	678	198
EBITDA (Non-GAAP)[1]	$288	$83	$1,033	$308
Add back or deduct:
(Gain) loss on asset disposals, net	2	—	23	2
(Gain) loss on sale of business and other exit costs, net	(1)	—	(2)	—
Adjusted EBITDA (Non-GAAP)[1]	$289	$83	$1,054	$310
Deduct:
Equity in earnings of unconsolidated entities	45	—	179	—
Interest and dividend income	1	—	6	1
Other, net	—	—	—	(1)
Adjusted OIBDA (Non-GAAP)[1]	$243	$83	$869	$310
Numbers may not foot due to rounding.
1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for March 31, 2022, can be found on TDS' website at investors.tdsinc.com.

Stock Repurchase
During the first quarter of 2022, TDS repurchased 254,102 of its Common Shares for $5 million and UScellular repurchased 363,821 of its Common Shares for $10 million.
Conference Call Information
TDS will hold a conference call on May 6, 2022 at 9:00 a.m. Central Time.
▪Access the live call on the Events & Presentations page of investors.tdsinc.com or at
https://event.on24.com/wcc/r/3725342/CDC132CA9BF52C2B44DEED054F08A623
▪Access the call by phone at (888)330-2384, conference ID: 1328528.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.
About TDS
Telephone and Data Systems, Inc. (TDS), a Fortune 1000® company, provides wireless; broadband, video and voice; and hosted and managed services to approximately 6 million connections nationwide through its businesses, UScellular, TDS Telecom, and OneNeck IT Solutions. Founded in 1969 and headquartered in Chicago, TDS employed approximately 8,800 associates as of March 31, 2022.
Visit investors.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.
Contacts
Colleen Thompson, Vice President - Corporate Relations
colleen.thompson@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations
julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the ability to obtain access to adequate radio spectrum to meet current or anticipated future needs, including participation in FCC auctions; the ability to attract people of outstanding talent throughout all levels of the organization; TDS' smaller scale relative to larger competitors; changes in demand, consumer preferences and perceptions, price competition, or churn rates; advances in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or wireless spectrum licenses and/or expansion of TDS’ businesses; the ability of the company to successfully construct and manage its networks; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and UScellular indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments; the state and federal regulatory environment; pending and future litigation; cyber-attacks or other breaches of network of information technology security; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; the impact, duration and severity of public health emergencies, such as the COVID-19 pandemic. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of TDS’ Form 10-K, as updated by any TDS Form 10-Q filed subsequent to such Form 10-K.

For more information about TDS and its subsidiaries, visit:
TDS: www.tdsinc.com
UScellular: www.uscellular.com
TDS Telecom: www.tdstelecom.com
OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Retail Connections
Postpaid
Total at end of period	4,335,000	4,380,000	4,391,000	4,399,000	4,406,000
Gross additions	126,000	165,000	145,000	141,000	143,000
Feature phones	2,000	3,000	2,000	3,000	3,000
Smartphones	89,000	122,000	103,000	98,000	101,000
Connected devices	35,000	40,000	40,000	40,000	39,000
Net additions (losses)	(44,000)	(12,000)	(8,000)	(6,000)	(6,000)
Feature phones	(10,000)	(7,000)	(7,000)	(7,000)	(9,000)
Smartphones	(26,000)	5,000	2,000	6,000	6,000
Connected devices	(8,000)	(10,000)	(3,000)	(5,000)	(3,000)
ARPU[1,2]	$49.71	$48.62	$48.12	$47.74	$47.65
ARPA[1,3]	$129.93	$127.14	$125.99	$125.25	$125.25
Churn rate[4]	1.30%	1.35%	1.15%	1.11%	1.12%
Handsets	1.10%	1.10%	0.95%	0.88%	0.92%
Connected devices	2.70%	3.08%	2.59%	2.69%	2.53%
Prepaid
Total at end of period	495,000	513,000	518,000	507,000	496,000
Gross additions	55,000	63,000	74,000	65,000	62,000
Net additions (losses)	(18,000)	(5,000)	11,000	10,000	(3,000)
ARPU[2]	$34.59	$34.53	$35.05	$35.64	$35.25
Churn rate[4]	4.84%	4.39%	4.09%	3.66%	4.37%
Market penetration at end of period
Consolidated operating population	32,370,000	32,127,000	31,865,000	31,493,000	31,493,000
Consolidated operating penetration[5]	15%	15%	16%	16%	16%
Capital expenditures (millions)	$137	$321	$185	$148	$125
Total cell sites in service	6,899	6,898	6,857	6,819	6,802
Owned towers	4,310	4,301	4,274	4,278	4,270

1Q3 2021 Postpaid ARPU and ARPA amounts exclude $9 million of postpaid revenue related to an out-of-period error recorded in that quarter.
2Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period. These revenue bases and connection populations are shown below:
•Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
•Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
3Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
4Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
5Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total estimated population of consolidated operating markets.

TDS Telecom
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Residential connections
Broadband
Wireline, Incumbent	250,100	250,200	252,100	249,200	243,700
Wireline, Expansion	40,600	36,900	32,600	28,300	24,100
Cable	204,600	203,200	202,700	201,200	199,500
Total Broadband	495,200	490,300	487,400	478,700	467,300
Video	140,000	141,500	143,100	143,200	142,700
Voice	301,700	303,700	306,300	308,100	308,700
Total Residential connections	936,900	935,600	936,800	930,100	918,700
Commercial connections	260,000	264,300	269,000	274,400	278,800
Total connections	1,196,900	1,199,900	1,205,700	1,204,500	1,197,400

Residential revenue per connection[1]	$57.95	$57.86	$57.75	$57.66	$56.97

Capital expenditures (millions)	$105	$151	$91	$99	$70
Numbers may not foot due to rounding.
1Total residential revenue per connection is calculated by dividing total residential revenue by the average number of residential connections and by the number of months in the period.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended March 31,
	2022	2021	2022 vs. 2021
(Dollars and shares in millions, except per share amounts)
Operating revenues
UScellular	$1,010	$1,023	(1)%
TDS Telecom	251	249	1%
All Other[2]	54	46	17%
	1,315	1,318	–
Operating expenses
UScellular
Expenses excluding depreciation, amortization and accretion	767	765	–
Depreciation, amortization and accretion	171	170	1%
(Gain) loss on asset disposals, net	2	5	(69)%
(Gain) loss on sale of business and other exit costs, net	(1)	(1)	(5)%
	939	939	–
TDS Telecom
Expenses excluding depreciation, amortization and accretion	169	168	–
Depreciation, amortization and accretion	54	49	11%
	223	217	3%
All Other[1]
Expenses excluding depreciation and amortization	54	47	15%
Depreciation and amortization	4	5	(17)%
	58	52	12%
Total operating expenses	1,220	1,208	1%
Operating income (loss)
UScellular	71	84	(15)%
TDS Telecom	28	32	(11)%
All Other[2]	(4)	(6)	22%
	95	110	(14)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	45	42	7%
Interest and dividend income	2	3	(55)%
Interest expense	(33)	(53)	40%
Total investment and other income (expense)	14	(8)	N/M
Income before income taxes	109	102	8%
Income tax expense	37	31	24%
Net income	72	71	1%
Less: Net income attributable to noncontrolling interests, net of tax	11	12	(10)%
Net income attributable to TDS shareholders	61	59	3%
TDS Preferred Share dividends	17	2	N/M
Net income attributable to TDS common shareholders	$44	$57	(23)%

Basic weighted average shares outstanding	115	114	–
Basic earnings per share attributable to TDS common shareholders	$0.38	$0.49	(23)%

Diluted weighted average shares outstanding	116	116	–
Diluted earnings per share attributable to TDS common shareholders	$0.37	$0.48	(23)%
N/M - Percentage change not meaningful.
Numbers may not foot due to rounding.
1Consists of TDS corporate, intercompany eliminations and all other business operations not included in the UScellular and TDS Telecom segments.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)

	Three Months Ended March 31,
	2022	2021
(Dollars in millions)
Cash flows from operating activities
Net income	$72	$71
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	229	224
Bad debts expense	26	8
Stock-based compensation expense	12	10
Deferred income taxes, net	29	27
Equity in earnings of unconsolidated entities	(45)	(42)
Distributions from unconsolidated entities	19	23
(Gain) loss on asset disposals, net	2	5
(Gain) loss on sale of business and other exit costs, net	(1)	(1)
Other operating activities	—	(1)
Changes in assets and liabilities from operations
Accounts receivable	14	17
Equipment installment plans receivable	—	(18)
Inventory	(5)	8
Accounts payable	(60)	(115)
Customer deposits and deferred revenues	9	9
Accrued taxes	129	—
Accrued interest	10	9
Other assets and liabilities	(59)	(69)
Net cash provided by operating activities	381	165

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(271)	(220)
Cash paid for intangible assets	(568)	(1,261)
Cash received from divestitures and exchanges	1	1
Other investing activities	(10)	—
Net cash used in investing activities	(848)	(1,480)

Cash flows from financing activities
Issuance of long-term debt	776	567
Repayment of long-term debt	(127)	—
Issuance of short-term debt	60	—
Issuance of TDS Preferred Shares	—	420
TDS Common Shares reissued for benefit plans, net of tax payments	(2)	(1)
UScellular Common Shares reissued for benefit plans, net of tax payments	—	(1)
Repurchase of TDS Common Shares	(4)	(3)
Repurchase of UScellular Common Shares	(10)	(2)
Dividends paid to TDS shareholders	(38)	(20)
Payment of debt and equity issuance costs	(2)	(14)
Distributions to noncontrolling interests	(1)	(1)
Other financing activities	(3)	(3)
Net cash provided by financing activities	649	942

Net increase (decrease) in cash, cash equivalents and restricted cash	182	(373)

Cash, cash equivalents and restricted cash
Beginning of period	414	1,452
End of period	$596	$1,079

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	March 31, 2022	December 31, 2021
(Dollars in millions)
Current assets
Cash and cash equivalents	$549	$367
Accounts receivable, net	1,123	1,151
Inventory, net	184	178
Prepaid expenses	109	103
Income taxes receivable	58	184
Other current assets	62	61
Total current assets	2,085	2,044

Assets held for sale	15	18

Licenses	4,686	4,097

Goodwill	547	547

Other intangible assets, net	199	197

Investments in unconsolidated entities	506	479

Property, plant and equipment, net	4,385	4,361

Operating lease right-of-use assets	1,033	1,040

Other assets and deferred charges	668	710

Total assets	$14,124	$13,493

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	March 31, 2022	December 31, 2021
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$9	$6
Accounts payable	388	481
Customer deposits and deferred revenues	245	236
Accrued interest	20	10
Accrued taxes	43	45
Accrued compensation	77	137
Short-term operating lease liabilities	144	141
Other current liabilities	189	124
Total current liabilities	1,115	1,180

Deferred liabilities and credits
Deferred income tax liability, net	948	921
Long-term operating lease liabilities	951	960
Other deferred liabilities and credits	770	759

Long-term debt, net	3,567	2,928

Noncontrolling interests with redemption features	12	11

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $0.01 per share	1	1
Capital in excess of par value	2,511	2,496
Preferred Shares, par value $0.01 per share	1,074	1,074
Treasury shares, at cost	(456)	(461)
Accumulated other comprehensive income	6	5
Retained earnings	2,824	2,812
Total TDS shareholders' equity	5,960	5,927

Noncontrolling interests	801	807

Total equity	6,761	6,734

Total liabilities and equity	$14,124	$13,493

Balance Sheet Highlights
(Unaudited)

	March 31, 2022
		TDS	TDS Corporate	Intercompany	TDS
	UScellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$300	$40	$253	$(44)	$549

Licenses, goodwill and other intangible assets	$4,677	$749	$6	$—	$5,432
Investment in unconsolidated entities	465	4	45	(8)	506
	$5,142	$753	$51	$(8)	$5,938

Property, plant and equipment, net	$2,576	$1,722	$87	$—	$4,385

Long-term debt, net:
Current portion	$6	$—	$3	$—	$9
Non-current portion	3,220	3	344	—	3,567
	$3,226	$3	$347	$—	$3,576

TDS Telecom Highlights
(Unaudited)

	Three Months Ended March 31,
	2022	2021	2022 vs. 2021
(Dollars in millions)
Operating revenues
Residential
Wireline, Incumbent	$85	$85	–
Wireline, Expansion	10	7	54%
Cable	67	65	3%
Total residential	163	157	4%
Commercial	44	47	(6)%
Wholesale	44	45	(2)%
Total service revenues	251	249	1%
Equipment revenues	—	—	26%
Total operating revenues	251	249	1%

Cost of services	96	97	(1)%
Cost of equipment and products	—	—	28%
Selling, general and administrative expenses	72	70	3%
Depreciation, amortization and accretion	54	49	11%
(Gain) loss on asset disposals, net	—	—	3%
Total operating expenses	223	217	3%

Operating income	$28	$32	(11)%
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited)
Free Cash Flow

	Three Months Ended March 31,
	2022	2021
(Dollars in millions)
Cash flows from operating activities (GAAP)	$381	$165
Less: Cash paid for additions to property, plant and equipment	271	220
Free cash flow (Non-GAAP)[1]	$110	$(55)
1Free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.